CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated June 2, 2006, relating to the financial statements and financial statement schedule of Focus Media Holding Limited, appearing in the Annual Report on Form 20-F of Focus Media Holding Limited (the "Company") as of, and for the year ended December 31, 2005 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated February 2, 2005, relating to the financial statements of Perfect Media Holding Limited, appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the periods ended December 31, 2003 and September 30, 2004 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated June 10, 2005, relating to the financial statements of Focus Media Changsha Holding Limited, appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the period ended October 31, 2004 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated June 10, 2005, relating to the financial statements of Focus Media Qingdao Holding Limited, appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the period ended October 31, 2004 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated June 10, 2005, relating to the financial statements of Focus Media Dalian Holding Limited, appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the period ended October 31, 2004 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated June 10, 2005, relating to the financial statements of Capital Beyond Limited, appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the year ended December 31, 2004 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Shanghai, China
September 18, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-3 dated September 18 2006 of our report dated May 8, 2006, relating to the financial statements of Infoachieve Limited appearing on Form 6-K dated July 20, 2006 of Focus Media Holding Limited as of, and for the years ended December 31, 2004 and 2005 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.


/s/ Deloitte Touche Tohmatsu CPA Ltd.

DELOITTE TOUCHE TOHMATSU CPA LTD.
Bejing, China
September 18, 2006